SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934

Check the appropriate box:

[X]	Preliminary Information Statement

[ ]	Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

[ ]	Definitive Information Statement

NYBD HOLDING, INC.

(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):

[X]	None required

[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of the filing.

	1.	Amount previously paid:
	2.	Form, Schedule or Registration Statement No.:
	3.	Filing Party:
	4.	Date Filed:

1

NYBD HOLDING, INC.

2600 West Olive Avenue, 5F

Burbank, California 91505

(855) 710-5437

NOTICE OF ACTION TAKEN BY WRITTEN CONSENT OF OUR MAJORITY STOCKHOLDERS

To Our Stockholders:

We are writing to advise you that certain common and preferred stockholders, owning approximately 80% of the preferred stock and 60% of the common stock, have approved by written consent in lieu of a stockholders’ meeting, the proposal to change our corporate name from NYBD HOLDING, INC. to PLEASANT KIDS, INC.  On July 2, 2014, our board of directors approved the above proposal.

PLEASE NOTE THAT THE NUMBER OF VOTES RECEIVED FROM STOCKHOLDERS BY WRITTEN CONSENT IS SUFFICIENT TO SATISFY THE STOCKHOLDER VOTE REQUIREMENT FOR THESE ACTIONS UNDER FLORIDA LAW AND NO ADDITIONAL VOTES WILL CONSEQUENTLY BE NEEDED TO APPROVE THE ACTIONS.

No action is required by you.  The accompanying Information Statement is furnished only to inform stockholders of those actions taken by written consent described above before they take effect in accordance with Rule 14c-2, promulgated under the Securities Exchange Act of 1934, as amended.  This Information Statement is first being mailed to you on or about July 15, 2014, and we anticipate the effective date of the proposed actions to be August 15, 2014, the record date, or as soon thereafter as practicable in accordance with applicable law, including the Florida Revised Statutes.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

The accompanying Information Statement is for information purposes only and explains the actions taken by written consent.  Please read the accompanying Information Statement carefully.

July 15, 2014	Very truly yours,

ROBERT RICO
Robert Rico
Chief Executive Officer

2

NYBD HOLDING, INC.

2600 West Olive Avenue, 5F

Burbank, California 91505

(855) 710-5437

INFORMATION STATEMENT PURSUANT TO SECTION 14(c) OF THE

SECURITIES EXCHANGE ACT OF 1934 AND REGULATION 14C THEREUNDER

This Information Statement is being sent by first class mail to all record and beneficial owners of the common stock, $0.001 par value per share and the preferred stock, $0.001 par value per share, of NYBD HOLDING, INC., a Florida corporation, which we refer to herein as “NYBD,” “company,” “we,” “our” or “us.” The mailing date of this Information Statement is on or about July 15, 2014.  The Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), to notify our stockholders of actions we are taking pursuant to written consents of a majority of our stockholders in lieu of a meeting of stockholders.

On July 15, 2014, the record date for determining the identity of stockholders who are entitled to receive this Information Statement, we had 2,159,006,729 shares of common stock issued and outstanding and 10,000,000 shares of Series A preferred stock outstanding. Each share of Series A preferred stock had 25 votes. The common stock and the preferred stock vote separately on all issues submitted to shareholders and a majority of the outstanding Series A preferred stock and a majority of the outstanding shares of common stock are required to approve the amendment to change our name to Company.

The common stock and Series A preferred stock constitute the sole outstanding classes of NYBD voting securities.  Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders. Each share of preferred stock entitles the holder to 25 votes on all matters submitted to stockholders. The preferred and common stock vote separately all matters submitted to stockholders. A majority of the outstanding shares of each is required to amend our articles of incorporation and change our name to PLEASANT KIDS, INC.

NO VOTE OR OTHER CONSENT OF OUR STOCKHOLDERS IS BEING SOLICITED IN CONNECTION WITH THIS INFORMATION STATEMENT.  WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

On July 2, 2014, certain stockholders who beneficially owned 8,000,000 or approximately 80% of the outstanding shares of Series A preferred stock and certain stockholders who beneficially owned 1,295,404,037 or approximately 60% of the outstanding shares of the common stock consented in writing to change our corporate name from NYBD HOLDING, INC. to PLEASANT KIDS, INC.

Also on June 18, 2014, our board of directors approved the above action, subject to approval by the stockholders.  No other corporate actions to be taken by written consent were considered.

We are not aware of any substantial interest, direct or indirect, by security holders or otherwise, that is in opposition to matters of action being taken with the exception of Haim Yeffet, one of our directors. In addition, pursuant to the laws of Florida, the actions to be taken by majority written consent in lieu of a special stockholders meeting do not create appraisal or dissenters’ rights.

Our board of directors determined to pursue stockholder action by majority written consent of those shares entitled to vote in an effort to reduce the costs and management time required to hold a special meeting of stockholders and to implement the above action in a timely manner.

Under Section 14(c) of the Exchange Act, actions taken by written consent without a meeting of stockholders cannot become effective until 20 days after the mailing date of this definitive Information Statement, or as soon thereafter as is practicable. We are not seeking written consent from any stockholders other than as set forth above and our other stockholders will not be given an opportunity to vote with respect to the actions taken. All necessary corporate approvals have been obtained, and this Information Statement is furnished solely for the purpose of advising stockholders of the actions taken by written consent and giving stockholders advance notice of the actions taken.

3

4

FORWARD-LOOKING INFORMATION

This Information Statement and other reports that we file with the SEC contain certain forward-looking statements relating to future events performance. In some cases, you can identify forward-looking statements by terminology such as "may,” “will” “should,” “expect,” “intend,” “plan,” “anticipate,” “believe,” “estimate,” “predict,” "potential,” “continue,” or similar terms, variations of such terms or the negative of such terms. These statements are only predictions and involve known and unknown risks, uncertainties and other factors, including those risks discussed elsewhere herein. Although forward-looking statements, and any assumptions upon which they are based, are made in good faith and reflect our current judgment, actual results could differ materially from those anticipated in such statements. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

QUESTIONS AND ANSWERS

Q: Why did I receive this Information Statement?

A: Stockholders owning a majority of the outstanding Series A preferred stock and a majority of the outstanding common stock took action to change our corporate name by written consent in lieu of a stockholders’ meeting.  Federal securities laws require that our other stockholders receive this Information Statement before the action can become effective.

Q: What actions did the stockholders take?

A: The stockholders executed written consents approving the proposal that we change our corporate name from NYBD HOLDING, INC. to PLEASANT KIDS, INC. Pursuant to SEC rules and regulations, these actions require notification to all of our stockholders.

Q: What action do I need to take as a stockholder?

A: You are not required to take any action.  The actions approved by written consent can take effect after 20 days from the date of mailing this Information Statement.

Q: Am I entitled to appraisal rights?

A: No. You are not entitled to appraisal rights in accordance with Florida law in connection with the actions taken by written consent.

Q: Where can I find more information about the company?

A: As required by law, we file annual, quarterly and current reports and other information with the SEC that contain additional information about our company.  You can inspect and copy these materials at the public reference facilities of the SEC’s Washington, D.C. office, 100 F Street, NE, Washington, D.C. 20549 and on its Internet site at http://www.sec.gov.

Q: Who can help answer my questions?

A: If you have questions about the company after reading this Information Statement, please contact us in writing at our principal executive offices at 2600 West Olive Avenue, 5F, Burbank, California 91505, telephone 855-710-5437.

5

SUMMARY

This summary sets forth certain selected information contained in this Information Statement that may be important to you to better understand transactions referred to in this summary.  This summary also provides cross-references to the location in the Information Statement of the information summarized.

NYBD HOLDING, INC.

Business Development Summary

We were incorporated as NYBD HOLDING, INC. in the state of Florida on September 21, 2005 with the name League Now HOLDING Corporation. On February 27, 2013, the Company consummated a share exchange with New York Bagel Deli, Inc. (“NYBD”).  Under the terms of the share exchange, NYBD received 28,500,000 shares of the Company’s common stock for 100% of the issued and outstanding capital of NYBD. As a result of the transaction, the shareholders of NYBD became the majority owners of the Company and NYBD became a wholly-owned subsidiary. Concurrent with the share exchange, the Company agreed to sell its subsidiary (the operations of League Now) to John Bianco the Company’s former CEO in exchange for the assumption by Mr. Bianco of all associated liabilities with the exception of a convertible note held by Asher Enterprises Inc. in the amount of $75,000. On September 20, 2013, the Company entered into a share exchange agreement with Pleasant Kids, Inc. whereby the Company issued 10,000,000 preferred shares and 1,000 common shares for all of the outstanding shares of Pleasant Kids, Inc. As a result of the share exchange, Pleasant Kids, Inc. became a wholly owned subsidiary of the Company. In connection with the closing of the share exchange agreement, Haim Yeffet, a director and shareholder of NYBD HOLDING, Inc. returned 13,000,000 shares of the common stock and 100,000 shares of the Series A Preferred Stock of NYBD HOLDING, Inc. to the treasury of NYBD HOLDING, Inc. Mr. Haim received 2,000,000 shares of Series A Preferred Stock, assumed the outstanding debt of NYBD HOLDING, Inc., with the exception of the Asher convertible notes, and kept all of the assets of NYBD HOLDING, Inc. For accounting purposes, the share exchange was treated as a reverse merger. The new operations of the Company will be solely those of Pleasant Kids, Inc. The historical balances and results of operations will be those of Pleasant Kids, exclusive of NYBD HOLDING, Inc. Pleasant Kids, Inc. was incorporated on July 15, 2013 under the laws of the state of Florida.

Pleasant Kids, Inc. is engaged in the business of producing, marketing and distributing naturally balanced alkalized water for children, including and not limiting to organic natural juices.

We are a reporting company under the Securities Exchange Act of 1934, as amended, and our public filings can be accessed at www.sec.gov.  Our common stock is listed for quotation on the OTC-QB under the trading symbol “NYBD”.

Name Change

Our board of directors has determined that it is in our best interest to change our corporate name from NYBD HOLDING, INC. to PLEASANT KIDS, INC.

OUTSTANDING VOTING SECURITIES AND CONSENTING STOCKHOLDER

As of July 15, 2014 we have 10,000,000 shares of Series A preferred stock issued outstanding and 2,159,006,729 shares of common stock issued and outstanding. Each share of Series A preferred stock has 25 votes. Accordingly, in order to amend our articles of incorporation, 5,000,001 shares of Series A preferred stock will have to approve of the amendment to change our name. Further, we have 2,159,006,729 shares of common stock outstanding and 1,101,093,431.79 will have to approve the amendment to change our name. In summary, a majority of the outstanding shares of the Series A preferred stock AND a majority of the outstanding shares of common stock both have to approve the amendment in order to amend the articles of incorporation and have our name changed to PLEASANT KIDS, INC.

6

Because the actions were approved by the written consent of stockholders holding a majority of our outstanding shares, no proxies are being solicited with this Information Statement.

Florida corporate law provides in substance that unless a company’s articles of incorporation provide otherwise, stockholders may take action without a meeting of stockholders and without prior notice if a consent or consents in writing, setting forth the action so taken, is signed by stockholders having not less than the minimum number of votes that would be necessary to take such action at a meeting at which all shares entitled to vote thereon were present.

The consenting stockholders are the beneficial owners of 8,000,000 or approximately 80% of the outstanding Series A preferred stock and the owners of 1,295,404,037 or approximately 60% of the outstanding shares of common stock. The consenting stockholders voted in favor of the proposed actions described herein pursuant to written consents dated July 2, 2014. No consideration was paid for the consents. The consenting stockholders are set forth below.

Name	Number of	Percentage of	Number of	Percentage of
Beneficial Owner	Common Shares	Ownership	Preferred Shares	Ownership

Ahmad Alrabiah	213,352,031	9.8%	0	0.0%

Lee Carney	251,265,651	11.6%	0	0.0%

Gary Laprise	236,529,212	10.9%	0	0.0%

Todd Denzik	278,289,112	12.8%	0	0.0%

Mohammed Eddessa	312,257,561	14.4%	0	0.0%

Calvin Lewis	75,000,000	3.5%	3,000,000	30.0%

Robert Rico	125,000,000	5.8%	5,000,000	50.0%

TOTALS	1,295,404,037	60.0%	8,000,000(1)	80.0%

(1)	Each share of preferred stock has 25 votes, however, the Series A preferred stock and the common stock cannot vote as a single unit on matters submitted to shareholders of record. Each must vote separately and a majority of the outstanding shares of each is necessary in order to pass the amendment to change the corporate name to PLEASANT KIDS, INC.

Security Ownership of Certain Beneficial Owners and Management

As of the date of this filing, the following table sets forth certain information with respect to the beneficial ownership of our Common Stock by (i) each shareholder known by us to be the beneficial owner of more than five percent (5%) of our Common Stock, (ii) by each of our current directors and executive officers as identified herein, and (iii) all of the Company’s directors and executive officers as a group. Each person has sole voting and investment power with respect to the shares of Common Stock, except as otherwise indicated.  Beneficial ownership is determined in accordance with the rules of the Commission and generally includes voting or investment power with respect to securities.  Shares of Common Stock and non-qualified Company Options, Company Warrants, and convertible securities that are currently exercisable or convertible into shares of the Company's Common Stock within sixty (60) days of the date of this document, are deemed to be outstanding and to be beneficially owned by the person holding the Company Options, Company Warrants, or convertible securities for the purpose of computing the percentage ownership of the person, but are not treated as outstanding for the purpose of computing the percentage ownership of any other person.

7

Name and Address	Number of	Percentage of	Number of	Percentage of
Beneficial Owner	Common Shares	Ownership	Preferred Shares	Ownership

Robert Rico 4775 Collins Ave., Suite 4205 Miami Beach, FL 33140	125,000,000	5.8%	5,000,000	50.0%

Calvin Lewis 4779 Collins Ave, Suite 1907 Miami Beach, FL 33140	75,000,000	3.5%	3,000,000	30.0%

Kenneth C. Wiedrich 31579 Mendocino Court Temecula, CA 92592	0	0.0%	0	0.0%

Haim Yeffet 155 E. Flagler Miami, FL 33131	50,000,000	2.3%	2,000,000	20.0%

All officers and directors as a group (4 individuals)	250,000,000	11.6%	10,000,000	100.0%

NAME CHANGE

The Board of Directors has approved, subject to stockholders’ approval, an amendment to our Articles of Incorporation to change our name proposal to change our name from NYBD HOLDING, INC. to PLEASANT KIDS, INC. The Board of Directors has determined that this amendment is advisable and in the best interests of us and our stockholders to be more reflective of our current business operations.

Reason for the Proposal

We have changed our business from operating two deli restaurants that specialized in providing a wide variety of bagels and cream cheese spread toppings along with a full service juice bar and large salad bar to the business of producing, marketing and distributing naturally balanced alkalized water for children, including and not limiting to organic natural juices.

Amendment to Articles of Incorporation

In connection with the name change, we will file with the State of Florida an amendment to our articles of incorporation to reflect the change our corporate name from NYBD HOLDING, INC. to PLEASANT KIDS, INC.

No Appraisal Rights

Under Florida Corporations Law, stockholders are not entitled to appraisal rights with respect to the proposed Reverse Stock Split and amendment to our articles of incorporation.

8

WHERE YOU CAN FIND MORE INFORMATION

We file periodic reports and other information with the SEC, which reports and other information are available for inspection at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549.  You may call the SEC at 1-800-SEC-0330 for information about these facilities. Copies of such information may be obtained by mail, upon payment of the SEC’s customary charges, by writing to the SEC at 100 F Street, N.E., Washington, D.C. 20549. The SEC also maintains a web site on the Internet at www.sec.gov that contains reports, proxy statements and other information about NYBD that we file electronically with the SEC.

EFFECTIVE DATE

Pursuant to Rule 14c-2 under the Exchange Act, the above actions to effect the name change will not be effective until a date at least twenty (20) days after the date on which the definitive Information Statement has been mailed to the stockholders.  We anticipate that the actions contemplated hereby will be effected on or about August 5, 2014.

MISCELLANEOUS MATTERS

The entire cost of furnishing this Information Statement is being borne by the company.  We will request brokerage houses, nominees, custodians, fiduciaries and other like parties to forward this Information Statement to the beneficial owners of the common stock held of record by them and will reimburse such persons for their reasonable charges and expenses in connection therewith. The board of directors has fixed the close of business on July 15, 2014, as the record date for the determination of Stockholders who are entitled to receive this Information Statement.

This Information Statement is being mailed on or about July 15, 2014 to all stockholders of record as of the record date.

CONCLUSION

As a matter of regulatory compliance, we are sending you this Information Statement that describes the purpose and effect of the above actions.  Your consent to the above action is not required and is not being solicited in connection with this action.  This Information Statement is intended to provide our stockholders information required by the rules and regulations of the Securities Exchange Act of 1934, as amended.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.  THE ATTACHED MATERIAL IS FOR INFORMATIONAL PURPOSES ONLY.

BY ORDER OF THE BOARD OF DIRECTORS

July 15, 2014	ROBERT RICO
Robert Rico
Chief Executive Officer

9